RELEASE IN FULL OF ALL CLAIMS

         FOR AND IN CONSIDERATION of the payment to Tim Flatt of the sum of Fourteen Thousand Dollars and No Cents ($14,000-00) Tim Flatt does hereby release, acquit and forever discharge Premier Brands, Inc., a Utah Corporation from any and all actions, causes of action, claims, demands, damages, costs, losses, expenses and all other damages of any kind or nature, arising on account of, or in any way growing out of or resulting from the March 1, 1997 Marketing agreement attached hereto all as more specifically described in but not limited to the pleadings filed In The District Court of Oklahoma County, State Of Oklahoma, case # Ci 99- 3630 and further agrees to File a Dismissal With Prejudice in said case.

         IT IS FURTHER SPECIFICALLY UNDERSTOOD AND AGREED that this Release in Full of All

Claims is executed by the undersigned, Tim Flatt, and for and on behalf of all other persons or entities entitled by law to maintain or share in the proceeds of any action arising out of the aforementioned transaction and this Release in Full of All Claims and all provisions herein contained shall be binding upon and enforceable against all heirs, executors, administrators, shareholders, officers, employees, agents, successors and next of kin of the said Premier Brands, Inc.

         IT IS FURTHER SPECIFICALLY UNDERSTOOD AND AGREED that this Release in Full of All

Claims and the payment and other consideration here acknowledged shall be held in confidence and that, from the date of his signature on this document and thereafter, the undersigned will not publicize, publish, disclose, talk about or promote the publication or disclosure of the fact or terms of this Release in Full of All Claims or the payment here acknowledged to any person not a party to this Release in Full of All Claims. Notwithstanding the foregoing, the undersigned shall be free to disclose any relevant information regarding this Release in Full of All Claims and the amounts paid to him hereunder to his legal counsel or advisors, tax preparers or advisors, financial advisors and family members.

         IT IS FURTHER SPECIFICALLY UNDERSTOOD AND AGREED that the undersigned will indemnify Premier Brands, Inc. against any action, claim or demand, including any costs, attorney fees, loss or judgment, which action, claim or demand is brought by, through or under the undersigned and which arises from the claims or transactions covered by this Release in Full of All Claims.

         The terms and provisions of this agreement and the agreement attached hereto as Exhibit "All contain the entire agreement between the parties hereto and the terms of this Release are contractual and not a mere recital.

         I FURTHER STATE THAT I HAVE CAREFULLY READ THE FOREGOING RELEASE IN FULL OF ALL CLAIMS, KNOW THE CONTENTS THEREOF AND SIGN THE SAME AS MY OWN FREE ACT.

         WITNESS MY HAND this 15th day of September, 1999.


                                            /s/ Tim Flatt
                                            ---------------------
                                            Tim Flatt


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




                                                                       3/1/97


                               Marketing Contract
                               ------------------






This is an agreement between Tim Flatt and Premier Brands, Inc. This agreement is to provide an understanding of what is expected of each party and their obligations.

It is understood that Tim Flatt is to provide customer names, addresses, phone aumbers, credit card numbers and products purchased to Premier Brands, Inc.

Premier Brands is to solicit the customers provided by Tim Flatt, by telephone and direct mail. Premier Brands, Inc. is to pay Tim Flatt a cash override on sales volume of 10%.

The commission will be paid monthly and will be sent to Tim Flatt, along with an accounting statement before the 10th day of the following month.

The terms of this agreement shall be for one year at which time, any customers sold from Premier Brands, Inc. will become the property of Premier Brands, Inc.



 /s/                                                        /s/ Tim Flatt
------------------------                                   -------------------
Premier Brands, Inc.                                        Tim Flatt


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